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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   March 29, 2001



                         HYPERTENSION DIAGNOSTICS, INC.
             (Exact name of Registrant as specified in its charter)


         Minnesota                        0-24635                 41-1618036
-----------------------------    ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


2915 Waters Road, Suite 108
Eagan, Minnesota                                                        55121
---------------------------                                          ----------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code: 651-687-9999



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Items 1, 2, 3, 4, 6, and 8 are not applicable and therefore omitted.


ITEM 5. OTHER EVENTS.


         In connection with an offering by Hypertension Diagnostics, Inc. (the "Company") of 2,752,192 Redeemable Class B Warrants to eligible holders of the Company's Redeemable Class A Warrants as described in the Company's Registration Statement on Form S-3 (File No. 333-53200) as filed on January 4, 2001 and as subsequently amended, 395,618 Redeemable Class A Warrants were exercised, resulting in gross proceeds of $2,037,433 to the Company. As a result of the exercise of Redeemable Class A Warrants, the Company has issued 395,618 Redeemable Class B Warrants. The Company's Registration Statement on Form S-3 (File No. 333-53200) was declared effective by the U.S. Securities and Exchange Commission at 5:30 p.m. Washington D.C. time, January 23, 2001.

         The Company issued a press release, exhibit 99.1 hereto, announcing the results of the offering of its Redeemable Class B Warrants.


ITEM 7. EXHIBITS.


      Exhibit 99.1                  Press Release dated March 29, 2001







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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              HYPERTENSION DIAGNOSTICS, INC.

                              By        /s/ James S. Murphy
                                ----------------------------------------------
                                    Its Senior Vice President, Finance and
                                    Administration and Chief Financial Officer


Dated:   March 29, 2001